UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_| Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to Section 240.14a-12

                        COMPOSITE TECHNOLOGY CORPORATION
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

|X| No fee required.

|_| Fee computed on table below per Exchange Act Rules  14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which transaction applies:

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     3) Per unit  price  or  other  underlying  value  of  transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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

                    [LOGO] Composite Technology Corporation

                        Composite Technology Corporation
                                2026 McGaw Avenue
                           Irvine 92614 California USA

            --------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MARCH 1, 2005

             -------------------------------------------------------

To our Stockholders:

The Annual Meeting of Stockholders of Composite Technology Corporation will be held at 10:00 a.m. (PST) on Tuesday March 1, 2005, at Atrium Hotel, 18700 MacArthur Boulevard, Irvine, CA 92612 for the following purposes:

      o     To elect two directors, each to a one-year term;

      o To ratify the selection of Singer Lewak Greenbaum & Goldstein LLP, as the independent auditor for Composite Technology Corporation; and

      o To transact any other business that may properly come before the meeting.

Any action on the items of business described above may be considered at the annual meeting at the time and on the date specified above or at any time and date to which the annual meeting may be properly adjourned or postponed.

Only stockholders of record at the close of business on January 11, 2005 (`Record Date") are entitled to notice of, and to vote at, the meeting. If you are a stockholder of record on the Record Date or if you hold a valid proxy, you are entitled to attend the annual meeting. If you wish to attend you should be prepared to present valid government-issued photo identification for admittance. In addition, if you are a stockholder of record, your ownership will be verified against the list of stockholders of record for the Record Date prior to being admitted to the meeting. If you are not a stockholder of record but hold shares through a broker or nominee (i.e., in street form), you should obtain appropriate documentation from your broker or nominee that will allow you to represent such shares at the meeting together with the original voting instruction card provided by your broker, trustee or nominee. If you do not provide photo identification or comply with the other procedures outlined above upon request, you may not be admitted to the annual meeting.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Benton H Wilcoxon
Benton H Wilcoxon
Chairman of the Board and Chief Executive Officer
January 17, 2005

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IMPORTANT

Whether or not you plan to attend the meeting, please either sign, date, and return promptly the enclosed proxy, either in the enclosed envelope, which requires no postage if mailed in the United States, or call in your instructions by phoning 1-800-542-1061 and following the instructions or via the Internet at www.proxyvote.com. Prompt issuance of your instructions by signing, dating, and returning the proxy, by phone or through the Internet will save the Company the additional expense of further solicitation.
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

                    [LOGO] Composite Technology Corporation

                        Composite Technology Corporation
                                2026 McGaw Avenue
                           Irvine 92614 California USA

             -------------------------------------------------------

                                 PROXY STATEMENT

             -------------------------------------------------------

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Composite Technology Corporation to be voted at our Annual Meeting of Stockholders to be held at 10:00 a.m. (PST) on Tuesday, March 1, 2005, at Atrium Hotel, 18700 MacArthur Boulevard, Irvine, CA 92612. Stockholders of record may revoke their proxy instructions at any time before their exercise by delivering a written revocation to our Secretary, by submission of a proxy with a later date, or by voting in person at the meeting. If the shares are held by a bank, broker or other nominee, instructions provided by the bank, broker or nominee must be followed to revoke the proxy instructions. These proxy materials and the enclosed Annual Report on Form 10-KSB for the fiscal year ended September 30, 2004, including financial statements, are being mailed to our stockholders entitled to vote at the Annual Meeting on or about January 20, 2005. All monetary information included in this Proxy Statement is stated in U.S. dollars.

                 QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS
                             AND THE ANNUAL MEETING

Summary of Questions:
Q: Why am I receiving these materials?                                        II
Q: What information is contained in this proxy statement?                     II
Q: How may I obtain the CTC 10-KSB?                                           II
Q: What items of business will be voted on at the annual meeting?             II
Q: How does the Board recommend that I vote?                                  II
Q: What shares can I vote?                                                    II
Q: What is the difference between holding shares as a stockholder of record
   and as a beneficial owner?                                                III
Q: How can I attend the annual meeting?                                      III
Q: How can I vote my shares in person at the annual meeting?                 III
Q: How can I vote my shares without attending the annual meeting?             IV
Q: Can I change my vote or otherwise revoke my proxy?                         IV
Q: Is my vote confidential?                                                   IV
Q: How many shares must be present or represented to conduct business
   at the annual meeting?                                                      V
Q: Will my shares be voted if I do not return my proxy card?                   V
Q: How are votes counted?                                                      V
Q: What is the voting requirement to approve each of the proposals?            V
Q: Is cumulative voting permitted for the election of directors?               V
Q: What happens if additional matters are presented at the annual meeting?    VI
Q: What should I do if I receive more than one set of voting materials?       VI
Q: How may I obtain a separate set of voting materials?                       VI
Q: Who will bear the cost of soliciting votes for the annual meeting?         VI
Q: Where can I find the voting results of the annual meeting?                VII
Q: What is the deadline to propose actions for consideration or to
   nominate individuals to serve as directors?                               VII


                                       I

Q: Why am I receiving these materials?

A: The Board of Directors (the "Board") of Composite Technology Corporation, a Nevada corporation ("CTC"), is providing these proxy materials for you in connection with our annual meeting of stockholders, which will take place on March 1, 2005. As a stockholder, you are invited to attend the annual meeting and are entitled to and requested to vote on the items of business described in this proxy statement.

Q: What information is contained in this proxy statement?

A: The information included in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the compensation of directors and executive officers, and certain other required information.

Q: How may I obtain the CTC 10-KSB?

A: A copy of our 2004 Form 10-KSB is enclosed. A copy may also be obtained via the Internet at: http://www.sec.gov/Archives/edgar/data/317477/
000114420404022543/0001144204-04-022543-index.htm

Q: What items of business will be voted on at the annual meeting?

A: The items of business scheduled to be voted on at the annual meeting are:

      o     The election of two directors, each to a one-year term; and

      o The ratification of the selection of Singer Lewak Greenbaum & Goldstein LLP, as the independent auditor for CTC

      o We will also consider other business that properly comes before the annual meeting.

Q: How does the Board recommend that I vote?

A: Our Board recommends that you vote your shares "FOR" each of the nominees to the Board and "FOR" the ratification of independent auditors for the 2005 fiscal year.

Q: What shares can I vote?

A: Each share of CTC common stock issued and outstanding as of the close of business on January 11, 2005, the Record Date, is entitled to be voted on all items being voted upon at the annual meeting. You may vote all shares owned by you as of this time, including (1) shares held directly in your name as the stockholder of record (there were 548 stockholders of record on the record date) and (2) shares held for you as the beneficial owner through a broker, trustee or other nominee such as a bank. More information on how to vote these shares is contained in this proxy statement. On the Record Date we had approximately 113,511,414 shares of common stock issued and outstanding.


                                       II

Q: What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A: Most CTC stockholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

For Stockholders of Record:
If your shares are registered directly in your name with CTC' transfer agent, Securities Transfer Corporation, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you. As the stockholder of record, you have the right to grant your voting proxy directly to the Board of CTC or to vote in person at the meeting. A proxy card is enclosed for you to use.

For Beneficial Owners:
If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you together with a voting instruction card. As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote and are also invited to attend the annual meeting.

Since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a "legal proxy" from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting. Your broker, trustee or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee or nominee how to vote your shares.

Q: How can I attend the annual meeting?

A: You are entitled to attend the annual meeting only if you were a CTC stockholder as of the close of business on January 11, 2005 or you hold a valid proxy for the annual meeting. You should be prepared to present valid government-issued photo identification for admittance. In addition, if you are a stockholder of record, your name will be verified against the list of stockholders of record on the record date prior to your being admitted to the annual meeting. If you are not a stockholder of record but hold shares through a broker or nominee (i.e., in street name), you should bring the original notarized "legal proxy" issued by your broker, trustee or nominee that is recorded as the shareholder of record. If you do not provide valid government-issued photo identification or comply with the other procedures outlined above upon request, you will not be admitted to the annual meeting.

The meeting will begin promptly at 10:00 a.m., Pacific Standard Time. Check-in will begin one hour earlier, and you should allow ample time for the check-in procedures.

Q: How can I vote my shares in person at the annual meeting?

A: Shares held in your name as the stockholder of record may be voted in person at the annual meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the annual meeting, you may also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.


                                      III

Q: How can I vote my shares without attending the annual meeting?

A: Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the meeting. If you are a stockholder of record, you may vote by submitting a proxy. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker, trustee or nominee. For directions on how to vote, please refer to the instructions below and those included on your proxy card or, for shares held beneficially in street name, the voting instruction card provided by your broker, trustee or nominee.

By Internet:
Stockholders of record of CTC common stock with Internet access may submit proxies by following the "Vote by Internet" instructions on their proxy cards. Most CTC stockholders who hold shares beneficially in street name may vote by accessing the website specified on the voting instruction cards provided by their brokers, trustee or nominees. Please check the voting instruction card for Internet voting availability.

By Telephone
Stockholders of record of CTC common stock who live in the United States or Canada may submit proxies by following the "Vote by Phone" instructions on their proxy cards. Most CTC stockholders who hold shares beneficially in street name and live in the United States or Canada may vote by phone by calling the number specified on the voting instruction cards provided by their brokers, trustee or nominees. Please check the voting instruction card for telephone voting availability.

By Mail
Stockholders of record of CTC common stock may submit proxies by completing, signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelopes. CTC stockholders who hold shares beneficially in street name may vote by mail by completing, signing and dating the voting instruction cards provided and mailing them in the accompanying pre-addressed envelopes.

Q: Can I change my vote or otherwise revoke my proxy?

A: You may change your vote at any time prior to the vote at the annual meeting. If you are the stockholder of record, you may change your vote by granting a new proxy bearing a later date (which automatically revokes the earlier proxy), by providing a written notice of revocation to the CTC Corporate Secretary at the address of the Company prior to your shares being voted, or by attending the annual meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, trustee or nominee, or, if you have obtained a legal proxy from your broker or nominee giving you the right to vote your shares, by attending the meeting and voting in person.

Q: Is my vote confidential?

A: Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within CTC or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation.


                                       IV

Q: How many shares must be present or represented to conduct business at the annual meeting?

A: The quorum requirement for holding the annual meeting and transacting business is that holders of a more than 30% of shares of CTC common stock entitled to vote must be present in person or represented by proxy; (34,053,424 shares). Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

Q: Will my shares be voted if I do not return my proxy card?

A: If your shares are held in street name, your broker may, under certain circumstances, vote your shares. Brokerage firms have authority to vote client's unvoted shares on some "routine" matters. If you do not give a proxy to vote your shares, your broker may either (1) vote your shares on "routine" matters or
(2) leave your shares unvoted. In addition, the terms of the agreement with your broker may grant your broker discretionary authority to vote your shares.

Q: How are votes counted?

A: In the election of directors, you may vote "FOR" all of the nominees or your vote may be "WITHHELD" with respect to one or more of the nominees.

For the other items of business, you may vote "FOR," "AGAINST" or "ABSTAIN." If you "ABSTAIN," the abstention has the same effect as a vote "AGAINST." If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If you sign your proxy card or voting instruction card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board ("FOR" all the CTC nominees to the Board and "FOR" ratification of the independent auditors).

Q: What is the voting requirement to approve each of the proposals?

A: Election of directors by stockholders will be determined by a plurality of the votes of the shares present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors. All other matters submitted at the annual meeting for stockholders' approval require the affirmative "FOR" vote of a majority of those shares present in person or represented by proxy and entitled to vote on that proposal at the annual meeting. If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute "broker non-votes." Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the meeting, assuming that a quorum is obtained. Abstentions have the same effect as votes against the matter. However, abstentions will have no effect on the election of directors.

Q: Is cumulative voting permitted for the election of directors?

A: No. Each share of common stock outstanding as of the close of business on the Record Date is entitled to one vote.


                                       V

Q: What happens if additional matters are presented at the annual meeting?

A: Other than the two items of business described in this proxy statement, we are not aware of any other business to be acted upon at the annual meeting. If you grant a proxy using the enclosed form, the persons named as proxyholders, Benton H Wilcoxon and C. William Arrington, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board of Directors.

Q: What should I do if I receive more than one set of voting materials?

A: You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.

Q: How may I obtain a separate set of voting materials?

A: If you share an address with another stockholder, you may receive only one set of proxy materials (including our letter to stockholders, 2004 Form 10-KSB and proxy statement) unless you have provided contrary instructions. If you wish to receive a separate set of proxy materials now or in the future, you may write or call us to request a separate copy of these materials from:

                        Composite Technology Corporation
                             Attn: Janell Wohlgemuth
                                2026 McGaw Avenue
                                 Irvine CA 92614
                                 +1-949-428 8500

Similarly, if you share an address with another stockholder and have received multiple copies of our proxy materials, you may write or call us at the above address and phone number to request delivery of a single copy of these materials.

Q: Who will bear the cost of soliciting votes for the annual meeting?

A: CTC is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. We also have hired ADP to assist us in the distribution of proxy materials and the solicitation of votes described above. The estimated cost is $7,000 plus customary costs and expenses for these services.


                                       VI

Q: Where can I find the voting results of the annual meeting?

A: We intend to announce preliminary voting results at the annual meeting and publish final results in our quarterly report on Form 10-QSB for the second quarter of fiscal 2005.

Q: What is the deadline to propose actions for consideration or to nominate individuals to serve as directors?

A: Although the deadline for submitting proposals or director nominations for consideration at the 2004 annual meeting has passed, you may submit proposals, including director nominations, for consideration at future stockholder meetings.

Stockholder Proposals: For a stockholder proposal to be considered for inclusion in the CTC proxy statement for the annual meeting next year, the written proposal must be received by the Corporate Secretary of CTC at our principal executive offices no later than September 22, 2005. If the date of next year's annual meeting is moved more than 30 days before or after the anniversary date of this year's annual meeting, the deadline for inclusion of proposals in the CTC proxy statement is instead a reasonable time before CTC begins to print and mail its proxy materials. Such proposals also will need to comply with Securities and Exchange Commission regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. If a stockholder intends to submit a proposal or nomination for director for our annual meeting next year that is not to be included in our proxy statement and form of proxy relating to the meeting, the stockholder must give us advance notice no later than December 6, 2005. Proposals should be addressed to:

                        Composite Technology Corporation
                            Attn: Corporate Secretary
                                2026 McGaw Avenue
                                 Irvine CA 92614
                                 +1-949-428 8500

                                VOTING SECURITIES

Only stockholders of record at the close of business on January 11, 2005 are entitled to vote at the Annual Meeting. The total number of shares of common stock that were issued, outstanding and entitled to be voted on the record date was 113,511,414 shares, which were held by approximately 548 stockholders. Each share of common stock is entitled to one vote on all matters to be acted upon at the Annual Meeting. The holders of thirty percent of the outstanding shares 34,053,424 shares shall constitute a quorum, which is necessary for the transaction of business at the Annual Meeting. In accordance with applicable law, the election of directors shall be by a plurality of the votes cast, while the approval of all other proposals shall be by a majority of the votes cast. Shares which abstain from voting as to these matters, and shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to these matters ("broker non-votes"), will not be counted as votes in favor of such matters. For purposes of determining whether the affirmative vote of a majority of the shares present at the meeting and entitled to vote on a proposal has been obtained, abstentions and broker non-votes will be included in the number of shares present and entitled to vote.


                                      VII

                                  SOLICITATION

We will  bear  the  cost of  solicitation  of  proxies,  including  expenses  in connection with preparing and mailing this Proxy Statement. Copies of solicitation materials will be furnished to brokerage houses, nominees, fiduciaries and custodians to forward to beneficial owners of common stock held in their names. We will reimburse brokerage firms and other persons representing beneficial owners of stock for their reasonable expenses in forwarding solicitation materials to the owners. In addition to original solicitation of proxies by mail, our directors, officers and other employees may, without additional compensation, solicit proxies by telephone, facsimile and personal interviews.

            DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

We will only deliver one Proxy Statement to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. We will promptly deliver a separate copy of this Proxy Statement to a stockholder at a shared address to which a single copy of the document was delivered upon oral or written request to:

                        COMPOSITE TECHNOLOGY CORPORATION
                                 2026 McGaw Ave.
                              Irvine, CA 92614, USA
                               Tel: (949) 428-8501

Stockholders may also address future requests for separate delivery of Proxy Statements and/or annual reports by contacting us at the address listed above.

                        PROPOSAL 1: ELECTION OF DIRECTORS

Two directors are to be elected to our Board of Directors at the Annual Meeting. Each director will hold office for a term of one-year or until his successor is elected and qualified. The Board of Directors has nominated Benton H Wilcoxon and C. William Arrington to serve as directors. All of the nominees currently serve on our Board of Directors. There are no family relationships among our executive officers and directors.

Neither Mr. Wilcoxon, Mr. Arrington, nor our executive officers are: (i) parties to any material proceedings adverse to the Company; and (ii) during the past five years, has:

1. Filed a petition under the Federal bankruptcy laws or any state insolvency law filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

2. Been convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

3. Been subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:


                                      VIII

      i. Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

      ii.   Engaging in any type of business practice; or

      iii. Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

4. Been subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (3)(i) above, or to be associated with persons engaged in any such activity;

5. Was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated; or

6. Was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated.

Unless a stockholder indicates otherwise, each signed proxy will be voted for the election of these nominees.

Management expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that the proxies will be voted for the election of another nominee to be designated by the Board of Directors to fill any vacancy.

Nominees for Election

Benton H Wilcoxon, Age 55

Mr. Wilcoxon has been our Chief Executive Officer since November 3, 2001 and Chairman of the Board since February 2002. Currently he is also the acting Chief Financial Officer of the Company as well. From 1998 to 2001, he was a consultant for Magnesium Alloy Corporation, a Canadian company involved in the development of magnesium salt deposits and served as a Director from 1998 until December 2003. Between 1998 and 2000 he was a consultant to Macallan & Callanish Ltd., regarding business in Russia and Ukraine. Mr. Wilcoxon held senior positions with Ashurst Technology Ltd., a Bermuda corporation, from 1991 to 1997, culminating as Chairman, Chief Executive Officer and President. Ashurst Technology Ltd. commercialized advanced materials technologies, primarily from the Ukraine.


                                       IX

C. William Arrington, Age 63

Mr. Arrington has been our COO and President from November 3, 2001 until January of this year. In January he accepted a position as "Senior Vice President, Office of the CEO" to be able to concentrate better on strategic marketing questions and assisting the CEO in the fulfillment of his duties. He has been a Director since February 2002. Mr. Arrington has headed his own consulting firm for more than five years prior to joining the Company and has over 30 years experience in the electrical energy industry, both generation and transmission.

The Board of Directors recommends a vote FOR each of the nominees as a director.

          PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR

The Board of Directors requests that stockholders ratify its selection of Singer Lewak Greenbaum & Goldstein LLP, as our independent auditor for the 2004-2005 fiscal year. If the stockholders do not ratify the selection of Singer Lewak Greenbaum & Goldstein LLP, the Board of Directors will select another firm of accountants. Representatives of Singer Lewak Greenbaum & Goldstein LLP will be present at the meeting, and will be provided an opportunity to make a statement and to respond to appropriate questions.

The Board of  Directors  recommends  a vote FOR the  selection  of Singer  Lewak
Greenbaum & Goldstein LLP, as the Company's independent auditor for the 2004-2005 fiscal year.

Our Appointment of Singer Lewak Greenbaum & Goldstein LLP as Auditor

Audit Fees

The following table sets forth fees billed to the Company by Lewak Greenbaum & Goldstein LLP during the fiscal year ended September 30, 2003 and during the fiscal year ended September 30, 2004 for: (i) services rendered for the audit of the Company's annual financial statements and the review of its quarterly financial statements, (ii) services that were reasonably related to the performance of the audit or review of the Company's financial statements and that are not reported as Audit Fees, (iii) services rendered in connection with tax compliance, tax advice and tax planning, and (iv) all other fees for services rendered. There were no fees paid for services rendered that were not audit or review or attest services.

                                    September 30, 2004        September 30, 2003

 (i)     Audit Fees                 $      154,008.19         $        98,598.48
(ii)     Audit Related Fees         $              --         $               --
(iii)    Tax Fees                   $              --         $         3,100.00
(iv)     All Other Fees             $              --         $               --

           CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING
                            AND FINANCIAL DISCLOSURE

On October 21, 2003, our Board of Directors terminated the independent certified accounting firm of S. W. Hatfield, CPA of Dallas, TX (SWHCPA) as our independent auditors. The termination of SWHCPA was made by the Board of Directors, in consultation with SWHCPA, based on the anticipated growth of our operations in excess of the capacities of SWHCPA in the foreseeable future.


                                       X

No accountant's report on the financial statements for our fiscal year ended September 30, 2003 contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles, except for a going concern opinion expressing substantial doubt about the ability of the Company to continue as a going concern.

During our fiscal year ended September 30, 2003 and from October 1, 2002 to October 24, 2003, there were no disagreements with SWHCPA on any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure. There were no reportable events, as described in Item 304(a)(1)(iv) of Regulation S-B, during the our fiscal year ended September 30, 2003 and from October 1, 2002 to October 24, 2003.

Prior to the formal dismissal of S. W. Hatfield, CPA, the Board of Directors authorized the engagement of Singer Lewak Greenbaum & Goldstein LLP of Los Angeles, California (Singer), as its new independent auditors for the fiscal year ending September 30, 2003. During our fiscal year ended September 30, 2003, and the subsequent interim period through October 24, 2003, we did not consult with Singer regarding any of the matters or events set forth in Item
304(a)(2)(i) and (ii) of Regulation S-B. As of October 24, 2003, a formal engagement letter with Singer Lewak Greenbaum & Goldstein, LLP has been executed.

                          BOARD AND COMMITTEE MEETINGS

During 2004, the Board of Directors held three meetings and all directors were present in person or by telephone at each such meeting. During 2004, the Board of Directors also acted by written consent a total of 60 times in lieu of holding meetings.

                     COMPENSATION OF THE BOARD OF DIRECTORS

Our directors did not receive any cash compensation for their services during the last fiscal year for their services as directors, but are to be reimbursed for expenses incurred in attending board meetings.

Directors are eligible to participate in the Composite Technology Corporation 2002 Non-Qualified Stock Compensation Plan. Grants of options from the Plan are discretionary and are subject to the approval of the Board of Directors.

              COMMUNICATIONS WITH MEMBERS OF THE BOARD OF DIRECTORS

The Board of Directors has not established a formal process for stockholders to send communications to its members. Any stockholder may send a communication to any member of the Board of Directors, in care of our address or in care of the address shown in the table of beneficial ownership set forth on page XIII. If a communication is sent to our address, we will forward any such communication to the Board member. If the stockholder would like the communication to be confidential, it should be so marked.

           ATTENDANCE OF BOARD MEMBERS AT ANNUAL STOCKHOLDERS' MEETING

Each of the members of the Board of Directors will be required to attend the Annual Meeting of our stockholders. At last year's Annual Meeting, each of our directors as of that date attended.


                                       XI

                              REPORT ON COMMITTEES

The Company currently does not have any standing committees.

                             NOMINATION OF DIRECTORS

We do not have a standing nominating or compensation committee. Our Board of Directors is made up of two members, none of whom are "independent." Nominees to the Board of Directors were selected and approved by our Board of Directors.

The Board of Directors, acting as a Nominating Committee, does not have a policy with regard to the consideration of any director candidates recommended by stockholders. The Board of Directors has made no determination as to whether or not such a policy should be adopted. The Board of Directors will consider candidates recommended by stockholders. Stockholders wishing to recommend a candidate for membership on the Board of Directors should submit to us the name of the individual and other pertinent information, including a short biography and contact information, in the manner described below on this Proxy Statement in the section titled "Stockholder Proposals".

      o Some of the qualifications that may be considered by the Board of Directors in choosing a director are:

      o     Minimum, relevant employment experience;

      o Familiarity with generally accepted accounting principles and the preparation of financial statements;

      o     Post secondary education or professional license;

      o     Previous experience as a Board member of an operating company;

      o The ability to commit the number of hours per year necessary to discharge his or her duty as a member of its Board of Directors.

      o A candidate for director must agree to abide by our Code of Business Conduct and Ethics.

Our goal is to seek to achieve a balance of knowledge, experience and capability on our Board. To this end, we seek nominees with the highest professional and personal ethics and values, an understanding of our business and industry, diversity of business experience and expertise, a high level of education, broad-based business acumen, and the ability to think strategically. Although we use the criteria listed above as well as other criteria to evaluate potential nominees, we don't have a stated minimum criteria for nominees. The Board does not use different standards to evaluate nominees depending on whether they are proposed by our directors and management or by our stockholders. To date, we have not paid any third parties to assist us in this process.

The Board of Directors has not received a nominee from a stockholder who is not also an officer or director of the Company. Each nominee to our Board of Directors expressed a willingness to serve during the 2004-2005 fiscal year and, based on a review of their qualifications, were deemed to be suitable candidates for nomination.


                                      XII

                    BUSINESS EXPERIENCE OF EXECUTIVE OFFICERS

Set forth below are our executive officers and a summary of their business experience:

Benton H Wilcoxon, 55. For a summary of Mr. Wilcoxon's business experience, see "Election of Directors-Nominees for Election" above.

C. William Arrington, 63. For summary of Mr. Arrington's business experience, see "Election of Directors-Nominees for Election" above.

Dominic J. Majendie, 42, was appointed Secretary in August 2004. He has held the position of Director of Operations for EMEA (Europe, Middle East and Africa) since October 2002. From October 2001 to September 2002, Mr. Majendie was the General Manager of Middle East Telecommunications Company FZ-LLC, Dubai UAE, with the responsibility for operations including VoIP telecommunications operations and tendering for telecommunications network construction. Mr. Majendie has worked in the senior management of new materials, technology, IT and telecommunications companies in North America, Europe, Ukraine, and the Middle East. From April 1999 to October 2001, Mr. Majendie served as the Chairman of the Supervisory Board of ZAT 'Telesystems of Ukraine,' where he was responsible for the reorganization of the business and the company as well as guiding strategic, marketing and business planning, and negotiations with investors, equipment suppliers and partners for the launch of a mobile and local access telecommunications network. He has a law degree from Geneva University, Switzerland.

                          CERTAIN OTHER SENIOR MANAGERS

On January 5, 2005, our Board of Directors appointed Brian Brittsan to assume the responsibilities of the Chief Operations Officer position under the title Acting Chief Operating Officer. Mr. Brittsan is not an Executive Officer of the Company at the present time. He is currently employed as a consultant under an Engagement Agreement, dated December 18, 2004, that we may convert to an employment agreement at which time Mr. Brittsan will assume the role of an officer of the Company with the title Chief Operating Officer. This change of status may take place at any time during a six-month probationary period from January 3, 2005 through June 30, 2005. Should he decline the change of status, this will be deemed a resignation notice and his engagement with us will terminate.

In addition, at the same date, the Company engaged a consultant, W. Bradford Wheatley, to assist Benton H. Wilcoxon in carrying out Mr. Wilcoxon's responsibilities as Acting Chief Financial Officer. W. Bradford Wheatley is currently retained as a consultant under an arrangement that may convert to full time employment in the event that the Company shall decide to appoint him as the Chief Financial Officer.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

The following table sets forth information, as of January 11, 2005, regarding the beneficial ownership of our common stock by any person known by us to be the beneficial owner of more than 5% of our outstanding common stock, by directors and executive officers, and by all of our directors and executive officers as a group


                                      XIII

Name and Address                                         Amount   and  Nature  of               Percent of Class (2)
                                                         Beneficial  Ownership of
                                                         Common Stock (1)
---------------------------------------------------------------------------------------------------------------------
Benton H Wilcoxon                                        19,858,441               (3)           17.44%
2026 McGaw Ave
Irvine, CA 92614

C. William Arrington                                     20,631,641               (4)           18.12%
2026 McGaw Ave
Irvine, CA 92614

Dominic Majendie                                         675,000                  (5)           *
Dunston House, Dunston's Corner
Hemingstone, IP6 9QD, UK


All current directors and executive officers as a group  41,165,082               (6)           35.89%
(3 persons)

* Less than 1%

(1) The number and percentage of share beneficially owned is determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rule, beneficial ownership includes any shares as to which each selling stockholder has sole or shared voting power or investment power and also any shares, which the selling stockholder has the right to acquire within 60 days of January 11, 2005.

(2) Based on an aggregate of 113,511,414 shares outstanding as of January 11, 2005.

(3) Mr. Wilcoxon is our Chief Executive Officer, Chairman of the Board, and Acting Chief Financial Officer. Includes 19,477,312 shares beneficially owned and options to purchase 381,129 shares vested and exercisable within 60 days of January 11, 2005.

(4) Mr. Arrington is our Senior Vice President, Office of the CEO and Director. Includes 20,250,512 shares beneficially owned and an additional 381,129 options to purchase shares that are exercisable during the next 60 days from an option granted to purchase a total of 635,216 shares of common stock.

(5) Includes 250,000 shares owned by Mr. Majendie, our Corporate Secretary and Vice President, EMEA and an additional 425,000 options to purchase shares that are exercisable during the next 60 days of January 11, 2005 from an option granted to purchase a total of 1,000,000 shares of common stock.

(6) Includes 39,977,824 shares and options to purchase 1,187,258 shares vested and exercisable within 60 days of January 11, 2005.


                                      XIV

To our knowledge, none of our directors, officers or affiliates, or any 5% or greater stockholder of our common stock, or any associate or any such directors, officers or affiliates, is a party that is adverse to us in any material legal proceeding, or has a material interest adverse to us.

Change in Control

To the knowledge of management, there are no present arrangements or pledges of securities of our company that may result in a change in control of the company, nor has any change in control occurred since the beginning of our last fiscal year.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act requires our directors, executive officers and persons who own more than 10% of our common stock to file reports of ownership and changes in ownership of our common stock with the Securities and Exchange Commission. Directors, executive officers and persons who own more than 10% of our common stock are required by Securities and Exchange Commission regulations to furnish to us copies of all Section 16(a) forms they file.

To our knowledge, based solely upon review of the copies of such reports received or written representations from the reporting persons, we believe that during our 2004 fiscal year neither Mr. Wilcoxon nor Mr. Arrington had no changes to their beneficial ownership in fiscal 2004. Mr. Majendie failed to timely file a Form 3 within 10 days after he was elected an officer in August 2004. Mr. Majendie did not have any change in beneficial ownership after he was elected an officer in August 2004. Form 5s were not required to be filed under Rule 16a-3(f)(2) because all transactions otherwise required to be reported on Form 5 were reported before the due date of the Form 5.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

The table below shows, for the last three fiscal years, compensation paid or accrued to our chief executive officer and the four most highly paid executive officers serving at fiscal year end whose total compensation exceeded $100,000. These officers are referred to as the "named executive officers."


                                       XV

Summary Compensation Table

                                Annual Compensation                     Long Term Compensation
                      ---------------------------------------- --------------------------------------
                                                               Awards                       Payouts
                                                               ---------------------------- ---------
                                                    Other                     Restricted
                      Fiscal                        Annual     Securities     Shares or
                      Year                          Compen-    under          Restricted    LTIP       All Other
Name and Principal    Ended    Salary     Bonus     sation     Option/SAR     Share Units   Payouts    Compen-
Position              (1)      (US$)      (US$)     (US$)      Granted (#)    (US$)         (US$)      sation
--------------------- -------- ---------- --------- ---------- -------------- ------------- ---------- ----------
BENTON H WILCOXON     2004     120,000    Nil       Nil        635,216        Nil           Nil        Nil
CEO                   2003     120,000    Nil       Nil        635,216        Nil           Nil        Nil
                      2002     60,000     Nil       Nil        635,216        Nil           Nil        Nil

C. WILLIAM ARRINGTON  2004     120,000    Nil       Nil        635,216        Nil           Nil        Nil
COO & President       2003     120,000    Nil       Nil        635,216        Nil           Nil        Nil
                      2002     60,000     Nil       Nil        635,216        Nil           Nil        Nil

DOMINIC J. MAJENDIE   2004     120,000    Nil       10,000     1,000,000      250,000       Nil        Nil
Secretary             2003     0          Nil       Nil        1,000,000      Nil           Nil        Nil
                                          Nil       Nil        Nil

(1) Year ended September 30.

Option Grants in the Last Fiscal Year

During the fiscal year ended September 30, 2004, there were no stock options granted to our executive officers. Benton H Wilcoxon and C. William Arrington were each awarded an option to purchase 2 million options by decision of the Board of Directors dated August 13, 2003. This grant is subject to the approval by an independent committee established by the Board of Directors to consider compensation. The committee has not yet met to decide this issue.

The following table provides information as to the number and value of unexercised options to purchase our common stock held by the named executive officers at September 30, 2004. None of the named executive officers exercised any options during the fiscal year ended September 30, 2004.

                    Shares                     Number of Securities Underlying      Value of Unexercised In-the-Money
                    Acquired on  Value         Unexercised Options at Fiscal Year-  Options at Fiscal Year-End ($)
Name                Exercise (#) Realized ($)  End (#) Exercisable/Unexercisable    Exercisable/Unexercisable
Benton H Wilcoxon         0                0   381,129 / 254,087                    $474,293 / $316,197
C. William Arrington      0                0   381,129 / 254,087                    $474,293 / $316,197
Dominic J. Majendie       0                0   340,000 / 660,000                    $414,495 / $804,503
Brent N. Robbins(1) 120,765      $156,994.50   0/0                                  0/0

(1) Prior to his termination Mr. Brent N. Robbins held a total of 750,000 options. 120,765 of these options issued to Mr. Robbins were exercised on January 29, 2004 following the departure of Mr. Robbins and the remaining 629,235 were cancelled. The market price for the shares at close on January 29, 2004 was $1.83. The value realized is calculated on that date. The table reflects the position at fiscal year-end 2004.


                                      XVI

                 LONG-TERM INCENTIVE PLAN AWARDS ("LTIP") TABLE

We do not currently have any LTIP.

              EMPLOYMENT AGREEMENTS, TERMINATION OF EMPLOYMENT AND
                         CHANGE-IN-CONTROL ARRANGEMENTS

Except for the Employment Agreement with Mr. Dominic Majendie, dated October 1, 2003, we currently have no employment agreements with any of our executive officers, nor any compensatory plans or arrangements resulting from the resignation, retirement or any other termination of any of our executive officers, from a change-in-control, or from a change in any executive officer's responsibilities following a change-in-control.

Mr. Dominic Majendie was originally employed as Director of Operations, EMEA (Europe, Middle East, and Africa) of our company, now Vice President, EMEA, under an employment agreement dated October 1, 2003, which expires on September 30, 2008. The essential terms of the employment agreement are as follows:

Mr. Majendie was initially entitled to annual base compensation of $120,000.00, which shall be increased at a minimum of 10% per year and an option to purchase up to 1,000,000 shares of common stock, vesting with respect to 85,000 shares each quarter was issued as of August 11, 2003.

We will reimburse Mr. Majendie for all reasonable business or travel expenses and office related expenses incurred in the performance of his duties, and provide him with a $150.00 per month telephone allowance and a company car in accordance with the guidelines set out by the Board of Directors from time to time, or an equivalent car allowance in cash.

In the event that our company merges, sells a controlling interest, or sells a majority of its assets, we will pay Mr. Majendie 18 months salary.

In the event the agreement is terminated prior to its expiration for any reason, Mr. Majendie will be entitled to receive his then current base salary, any and all accrued, earned but unpaid bonuses or benefits described.

In the event that Mr. Majendie's employment is terminated due to his death, his beneficiary or beneficiaries shall be entitled to receive Mr. Majendie's then current Base Salary through 60 days after the date of his death.

The employment agreement provides for early termination in the case of Mr. Majendie's death, permanent incapacity for 6 months or more or for "Cause." Cause includes (i) the commission of a criminal act involving fraud, embezzlement or breach of trust or other act which would prohibit him from holding his position under the rules of the Securities and Exchange Commission,
(ii) willful, knowing and malicious violation of written corporate policy or rules of the Company, (iii) willful, knowing and malicious misuse, misappropriation, or disclosure of any of proprietary matters, (iv) misappropriation, concealment, or conversion of any money or property of the company, (v) being under the habitual influence of intoxicating liquors or controlled substances while in the course of employment, (vi) intentional and non-trivial damage or destruction of our property, (vii) reckless and wanton conduct which endangers the safety of other persons or property during the course of employment or while on premises leased or owned by us, (viii) the performance of duties in a habitually unsatisfactory manner after being repeatedly advised in writing by us of such unsatisfactory performance, or (ix) continued incapacity to perform his duties, unless waived by us.


                                      XVII

The agreement also contains provisions relating to Mr. Majendie's obligation to maintain the confidentiality of our proprietary information.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Between December 21, 2001 and February 11, 2002, Red Guard made five (5) short-term working capital loans to the Company aggregating $57,000. Each respective loan was for a term of six months and bore interest at 10 1/2% per annum. On September 30, 2002, the Company and Red Guard consummated a transaction whereby Red Guard exchanged 100.0% of the issued and outstanding Series A Preferred Stock; all accrued, but unpaid, dividends; certain short-term working capital loans; and all accrued, but unpaid, interest in return for certain of the Company's investment interests in other companies.

Prior to the consummation of the transactions contemplated by the Reorganization Agreement, Glenn Little was the controlling stockholder of the Company, owning 8,548,899 shares of Common Stock. On November 3, 2001, as part of the transactions contemplated by the Reorganization Agreement, he contributed, without consideration, 3,116,515 shares of Common Stock to the Company for cancellation. In addition, for his services in connection with the transaction, he was issued 185,000 shares of Common Stock..

In June 2004, a director of the Company made a short term non interest bearing loan to the Company of $81,000. This loan was repaid on August 9, 2004.

We have entered into an employment agreement with Mr. Majendie. See "Employment Agreements, Termination of Employment and Change-In-Control Agreements" above.

                              STOCKHOLDER PROPOSALS

Under Rule 14a-8 of the Securities and Exchange Commission, stockholder proposals intended for inclusion in next year's Proxy Statement must be directed to the Corporate Secretary at Composite Technology Corporation, 2026 McGaw Ave. Irvine, CA 92614 and must be received by September 22, 2005 to be considered for inclusion. If a stockholder intends to submit a proposal or nomination for director for our 2006 Annual Meeting of Stockholders that is not to be included in our Proxy Statement and form of Proxy relating to the meeting, the stockholder must give us notice in accordance with Rule 14a-4(c)(1) no later than December 6, 2005. For proposals that are not timely filed, we retain discretion to vote proxies we receive. For proposals that are timely filed, we retain discretion to vote proxies we receive, provided that (i) we include in our Proxy Statement advice on the nature of the proposal and how we intend to exercise our voting discretion and (ii) the proponent does not issue a Proxy Statement.

                                  OTHER MATTERS

We are not aware of any other business to be acted on at the meeting. If other business requiring a vote of the stockholders comes before the meeting, the holders of the proxies will vote in accordance with their best judgment.

                                     *******


                                     XVIII

COMPOSITE TECHNOLOGY CORPORATION                    VOTE BY INTERNET - www.proxyvote.com
2026 McGAW AVENUE                                   Use the  Internet  to  transmit  your  voting  instructions  and for  electronic
IRVINE, CA 92614                                    delivery  of  information  up until 11:59 P.M.  Eastern  Time the day before the cut-off date or meeting  date.  Have your proxy card in hand when you access the web site and follow the  instructions  to obtain  your  records and to create an electronic voting instruction form.

AUTO DATA PROCESSING                                VOTE BY TELEPHONE - 1-800-690-6903
INVESTOR COMM SERVICES                              Use any touch-tone telephone to transmit your voting instructions up until 11:59
ATTENTION:                                          P.M.  Eastern  Time the day before the cut-off date or meeting  date.  Have your
TEST PRINT                                          proxy card in hand when you call and then follow the instructions.
51 MERCEDES WAY
EDGEWOOD, NY                                        VOTE BY MAIL
                                                    Mark, sign and date your proxy card and return it in the  postage-paid  envelope we have  provided  or return  it to  Composite  Technology  Corp.,  c/o ADP,  51
                                                    Mercedes Way, Edgewood, NY 11717.

                                                                                                               123,456,789,012.00000
                                                                                                                        ------------
                                                                                                                  ----> 000000000000
                                                                                                                        ------------
                                                                                                             A/C 1234567890123456789

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:             CMPST1                    KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 DETACH AND RETURN THIS PORTION ONLY
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

====================================================================================================================================
COMPOSITE TECHNOLOGY CORPORATION

                                                        03 0000000000             218104014081
Vote on Directors
                                                                                  To withhold authority to vote for any individual
                                                        For  Withhold  For All    nominee(s), mark "For All Except" and write the
1. To elect two directors, each to a one-year term;     All     All    Except     nominee's number on the line below.

The Directors recommend a vote for the election of the  |_|     |_|      |_|      _______________________________________________
following nominees:

        01) Benton H Wilcoxon
        02) C. William Arrington

Vote on Proposals                                                                                           For    Against   Abstain

2. To ratify the  selection  of Singer Lewak  Greenbaum & Goldstein  LLP, as the independent auditor
   for Composite Technology Corporation for the fiscal year ending September 30, 2005; and                  |_|      |_|       |_|

In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting or any adjournment or continuation thereof.

                                                                        AUTO DATA PROCESSING
                                                                        INVESTOR COMM SERVICES
                                                                        ATTENTION:
                                                                        TEST PRINT
                                                                        51 MERCEDES WAY
                                                                        EDGEWOOD, NY
                                                                        11717

____________________________________________                    _________________________________________
                                                                                                                     123,456,789,012
____________________________________________    P07190          _________________________________________                  204615A99
Signature [PLEASE SIGN WITHIN BOX]     Date                     Signature (Joint Owners)     Date                                  1
====================================================================================================================================

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                        COMPOSITE TECHNOLOGY CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                         ANNUAL MEETING OF STOCKHOLDERS
                             TUESDAY, MARCH 1, 2005

The undersigned hereby appoints Benton H Wilcoxon and C. William Arrington, each with power of substitution, as proxies to represent the undersigned at the Annual Meeting of Stockholders of Composite Technology Corporation to be held at 10:00 a.m. (PST) on Tuesday March 1, 2005, at Atrium Hotel, 18700 MacArthur Boulevard, Irvine, CA 92612, and any adjournment thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present on the following matters set forth on the reverse side.

THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR THE TWO NOMINEES FOR ELECTION, AND FOR THE RATIFICATION OF THE SELECTION OF SINGER LEWAK GREENBAUM & GOLDSTEIN LLP.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

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